UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): January 30, 2024

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.    Entry into a Material Definitive Agreement.
On January 30, 2024, Carlisle Companies Incorporated, a Delaware corporation (the “Company”), and Amphenol Corporation, a Delaware corporation (“Buyer”), entered into a Stock Purchase Agreement (the “Agreement”), pursuant to which the Company agreed to sell to Buyer, and Buyer agreed to purchase from the Company and certain of its subsidiaries, all of the equity interests of certain direct and indirect wholly-owned subsidiaries of the Company comprising the Company’s Carlisle Interconnect Technologies business segment (the “Acquired Business”) in exchange for cash consideration in the amount of $2.025 billion, subject to certain customary purchase price adjustments.
The Agreement contains customary representations, warranties, covenants and agreements of the parties. The closing of the transactions contemplated by the Agreement (the “Closing”) is subject to conditions that include, among others, receipt of regulatory approvals, correctness of the representations and warranties of the parties (subject to certain materiality standards set forth in the Agreement), and compliance in all material respects by the parties with their respective obligations under the Agreement that must complied with by them at or prior to the Closing. The Closing is expected to occur in the second quarter of 2024.
The representations, warranties, covenants and agreements set forth in the Agreement have been made only for the purposes of the Agreement and solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses, and the Agreement should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.
A copy of the Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of such agreement.
This Current Report on Form 8-K contains forward-looking statements, including those with respect to the sale of the Acquired Business and the anticipated timing of the closing of the transaction. These statements are not historical facts, but instead represent only the Company's current belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Actual results could differ materially from those reflected in this Current Report on Form 8-K for various reasons, including the failure of the parties to meet or waive closing conditions and the failure to receive required regulatory approvals. The Company disclaims any obligation to update forward-looking statements except as required by law.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the transactions contemplated by the Agreement, the Board of Directors of the Company approved a letter agreement (the “Letter Agreement”) pursuant to which Mr. John E. Berlin, President of the Acquired Business since 1995, is eligible to receive a transaction bonus in the amount of $6,183,225 (the “Transaction Bonus”). The Transaction Bonus will be payable to Mr. Berlin only if the Closing occurs and Mr. Berlin remains employed by the Acquired Business through the date of the Closing and has not given notice of his intent to resign from employment on or before the date of the Closing.
A copy of the Letter Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of such agreement.
Item 7.01.    Regulation FD Disclosure.
On January 30, 2024, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as

amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number		Exhibit Title
	2.1*	Stock Purchase Agreement, dated as of January 30, 2024, by and between Carlisle Companies Incorporated and Amphenol Corporation.
	10.1**	Letter Agreement, dated January 30, 2024, between Carlisle Companies Incorporated and John E. Berlin.
	99.1	Press release of Carlisle Companies Incorporated dated January 30, 2024.
	104	Cover page interactive data file (formatted in inline XBRL).
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.
**	Management contract or compensation plan or arrangement in which directors or executive officers are eligible to participate.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	January 30, 2024	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer